                       NONSTATUTORY STOCK OPTION AGREEMENT

     This Non-Statutory Stock Option Agreement (this "Agreement") is made as of the 25th day of April, 2002, between ELECSYS CORPORATION., a Kansas corporation
(the "Company"), and ______________________________, a member of the Board of
Directors (a "Director") of the Company ("Optionee").

     1. BACKGROUND. In order to attract and retain qualified individuals to serve on the Board of Directors of the Company (the "Board") and to promote the success of the Company's business, the Company has decided to grant non-employee directors of the Company options to purchase shares of common stock of the
Company ("Common Stock").

     2. GRANT OF OPTION. The Company hereby grants to Optionee an option (the
"Option") to purchase up to an aggregate of _______________ Shares of Common
Stock of the Company (the "Option Shares"), with the Option to be fully vested and exercisable as to any or all of the Option Shares as of the date first set forth above; provided, however, that the Options is subject to the terms of the
Stock Transfer Restriction Agreement for Exercise of Stock Option attached hereto as Exhibit A ("Stock Restriction Agreement"), the provisions of which are incorporated herein by reference and the terms of which shall control in the event of any conflict with the terms hereof. The Option hereby granted is a nonstatutory stock option not intended to qualify as an incentive stock option within the meaning of Section 422A of the Code. For purposes of this Agreement,
"Share" shall mean a share of Common Stock, as adjusted in accordance with
Section 8.

     3. VESTING OF SHARES. The option is fully vested and shall be exercisable immediately.

     4. EXERCISE OF OPTION.

     (a) NOTICE OF EXERCISE. An Option shall be deemed to be exercised when the
Optionee or other authorized person gives to the Company written notice of such exercise and full payment for the Option Shares with respect to which the Option is exercised has been received by the Company. As a condition to the exercise of an Option, the Company will require the Optionee to execute a Stock Restriction
Agreement.

     (b) ISSUANCE OF STOCK CERTIFICATE. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Option Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Option Shares, notwithstanding the exercise of the
Option. The Company shall issue (or cause to be issued) such stock certificates promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of the stock certificate is issued, except as provided in Section 8.

     (c) Exercise of an Option in any manner shall result in a decrease in the number of Option Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Option Shares as to which the Option is exercised.

     5. EXERCISE PRICE AND CONSIDERATION.

     (a) EXERCISE PRICE. The per Share exercise price for the Option Shares to be issued pursuant to exercise of an Option shall be $ 0.81, which is equal to the closing price per share of the Common Stock on the date hereof (or most recent previous date on which trading occurred.)

     (b) FORM OF CONSIDERATION. The consideration to be paid for the Option
Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board of Directors and may consist entirely of cash, check, other shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Option Shares as to which said option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Option
Shares to the extent permitted under the laws of the state of Kansas.

     (c) FAIR MARKET VALUE. The fair market value of shares of Common Stock delivered to the Company as payment of the purchase price upon exercise of an
Option shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per share of Common Stock shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the American Stock
Exchange) of the Common Stock for the date of grant, as reported in The Wall
Street Journal (or, if not so reported, as otherwise reported by the American
Stock Exchange) or, if the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on the date of grant of the Option, as reported in The Wall Street Journal.

     6. TERM OF OPTION.

     (a) GENERAL RULE. Except as provided in Section 6(b) and Section 6(c)
hereof and in Section 10 and Section 12 of the Plan, the term of each Option granted pursuant to Section 2 hereof shall be ten (10) years from the date hereof.

     (b) TERMINATION OF STATUS AS A DIRECTOR. In the event of termination of
Optionee's continuous status as a Director, Optionee may, but only within ninety
(90) days after such event of termination of an Optionee's continuous status as a Director (but in no event later than the date of expiration of the term of the
Option) exercise the Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise the
Option within the time specified herein, the Option shall terminate.

     (c) DISABILITY OF OPTIONEE. Notwithstanding the provision of Section 6(b), in the event of termination of Optionee's continuous status as a Director as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he may, but only within twelve (12) months from the date of termination (but in no event later than the date of expiration of the term of the Option), exercise the Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise the Option within the time specified herein, the Option shall terminate.

     (d) DEATH OF OPTIONEE. In the event of the death of Optionee:

          (i)  and at the time of his death he is a Director of the Company and shall have been in continuous status as a Director since the date of grant of the Option, the Option may be exercised, at any time within nine (9) months following the date of death (but in no event later than the date of expiration of the term of the
               Option) by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance; or

          (ii) which occurs within (3) months after the termination of
               Optionee's continuous status as a Director, the Option may be exercised, at any time within nine (9) months following the date of death (but in no event later than the date of expiration of the term of the Option) by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or
               inheritance.

               For purposes of this Section 6, "continuous status as a Director"
               means the absence of any interruption of termination of service as a Director. Continuous status as a Director shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence, provided that such leave is for a period of not more than 180 days.

     7. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

     (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by the
Option, as well as price per share of Common Stock covered by the Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance of the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any
Option.

     (b) DISSOLUTION, LIQUIDATION AND MERGER. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the
Board and give Optionee the right to exercise his Option as to all or any part of the common Stock subject to the Option. The Board shall give written notice to Optionee of the pendency of the sale of substantially all of the assets of the Company, a merger involving the Company or the dissolution or liquidation of the Company, no less than ten days prior to such transaction.

     9. CONDITIONS UPON ISSUANCE OF OPTION SHARES.

     (a) COMPLIANCE WITH APPLICABLE LAW. Option shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Option Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities
Act of 1933, as amended, the Securities Exchange Act of 134, as amended, the rules and regulations promulgated there under, and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the reasonable approval of counsel for the Company with respect to such compliance.

     (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an
Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Option Shares are being purchased only for investment and without any present intention to sell or distribute such Option Shares if, in the reasonable opinion of counsel for the
Company, such a representation is required by any of the aforementioned relevant provisions of law.

     (c) PAYMENT OR WITHHOLDING OF TAXES. As a condition to the issuance of
Option Shares, the Optionee shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option, and/or
(b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Optionee the taxes required to be held by the
Company under federal, state or local laws result of the exercise of the Option.
The determination of the amount of any such withholding shall be made by the
Company in its sole discretion.

     (d) STOCK RESTRICTION AGREEMENT. All Option Shares issued pursuant to the exercise of the Option shall be subject to the terms and provisions of the Stock
Restriction Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    OPTIONEE

                                    ____________________________________________
                                    Name:

                                    ELECSYS CORPORATION
                                    a Kansas corporation

                                    By:_________________________________________
                                       Chairman